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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: January 11, 2000

YAHOO! INC.
(Exact name of registrant as specified in its charter)

0-26822
(Commission File Number)

Delaware (State or other jurisdiction of incorporation or organization)	77-0398689 (I.R.S. Employer Identification No.)

3420 Central Expressway
Santa Clara, California 95051
(Address of principal executive offices, with zip code)

(408) 731-3300
(Registrant's telephone number, including area code)

Item 5. Other Events

    On January 11, 2000, Yahoo! Inc. ("Yahoo!"), a Delaware corporation announced (i) Yahoo!'s financial results for the quarter and year ended December 31, 1999 and (ii) a 2-for-1 stock split. A copy of Yahoo!'s press releases announcing these matters are attached as Exhibits 99.1 and 99.2 hereto and incorporated by reference herein.

    The press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that more thorough discussions of factors affecting the Company's operating results are included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, the Company's Current Report on Form 8-K/A filed on December 23, 1999, the Company's Registration Statement on Form S-4 filed on June 8, 1999, and the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1999, and are all filed with the Securities and Exchange Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c) Exhibits.

99.1	Press Release dated January 11, 2000.
99.2	Press Release dated January 11, 2000.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YAHOO! INC.
Date: January 11, 2000	By:	/s/ GARY VALENZUELA Gary Valenzuela Senior Vice President, Finance and Administration, and Chief Financial Officer

YAHOO! INC.
INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated January 11, 2000.
99.2	Press Release dated January 11, 2000.

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SIGNATURES

YAHOO! INC. INDEX TO EXHIBITS